Scudder
Tax Managed
Small Company
Fund

Semiannual Report
April 30, 1999

No-Load Funds

A no-load mutual fund, which seeks long-term growth of capital on an after-tax basis through investment in securities of undervalued small public U.S. companies.

SCUDDER

                     Scudder Tax Managed Small Company Fund
--------------------------------------------------------------------------------
Date of Inception:  9/18/98       Total Net Assets as of 4/30/99:  $2.23 million
--------------------------------------------------------------------------------

o Management follows a disciplined approach to selecting undervalued small-cap U.S. stocks in pursuit of its objective of long-term growth of capital on an after-tax basis.

o The Fund is broadly diversified, with 170 holdings and no position greater than 2% of the Fund's assets. At the close of the period, the Fund's median market cap was $276 million, compared with the $418 million market cap of the Russell 2000 Index.

o Scudder Tax Managed Small Company Fund posted a 6.86% total return for its most recent semiannual period ended April 30, 1999. Over the same period, the Russell 2000 Index returned 15.16% in a narrow, technology-driven market.




                               Table of Contents


    3 Letter from the Fund's President  21 Financial Highlights
    4 Performance Update                22 Notes to Financial Statements
    5 Portfolio Summary                 25 Shareholder Meeting Results
    6 Portfolio Management Discussion   28 Trustees and Officers
    8 Glossary of Investment Terms      29 Investment Products and Services
    9 Investment Portfolio              30 Scudder Solutions
   18 Financial Statements

                   2 - Scudder Tax Managed Small Company Fund

                        Letter from the Fund's President
Dear Shareholders,

      We are pleased to provide you with an update on your investment in the Scudder Tax Managed Small Company Fund. For the semiannual period ended April 30, 1999, the Fund posted a 6.86% return, as compared with the 15.16% return of the Russell 2000 Index. Much of the market's progress over this period was driven by the outperformance of a small number of Internet stocks with little or no earnings. In fact, just five stocks accounted for virtually all of the index's gain in the first four months of 1999.

      Although the Fund's return fell significantly short of its benchmark, we are hopeful that April's results, where the Fund outperformed the Russell 2000 Index by more than two percentage points, indicate the start of a much broader market rally. They also highlight the volatility of short-term results. This is why we recommend evaluating the results for stock funds over a minimum horizon of three years.

      In the interview that begins on page 5, the Fund's managers describe how their investment process is designed to maximize shareholders' after-tax returns by systematically analyzing each stock's potential return on an after-tax basis. They also describe their approach to risk control and results to date.

      For those interested in new Scudder products, we are pleased to introduce Scudder Select 500 Fund and Scudder Select 1000 Growth Fund. Both funds are managed with the goal of pursuing long-term outperformance compared to their benchmark indices, the S&P 500 Index and the Russell 1000 Growth Index, respectively. For more information on either Select fund, please call us at the number below.

      If you have any questions regarding Scudder Tax Managed Small Company Fund or any other Scudder fund, please call Investor Relations at 1-800-225-2470. Or visit Scudder's Web site at www.scudder.com.

      Sincerely,


      /s/Daniel Pierce
      Daniel Pierce
      President,
      Scudder Tax Managed Small Company Fund

                   3 - Scudder Tax Managed Small Company Fund

                    Performance Update as of April 30, 1999

   --------------------------------------------
   Fund Index Comparison
   --------------------------------------------
                               Total Return
   --------------------------------------------
   Period Ended      Growth of
   4/30/1999         $10,000    Cumulative
   --------------------------------------------
   Tax Managed Small Company Fund

   Life of Fund*     $ 11,060     10.60%
   --------------------------------------------
   Russell 2000 Index

   Life of Fund*     $ 12,013     20.13%
   --------------------------------------------
   * The Fund commenced operations on September 18, 1998.

   --------------------------------------------
   Growth of a $10,000 Investment
   --------------------------------------------

THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE

CHART DATA:

                         Scudder Tax
                         Managed Small       Russell
                         Company Fund      2000 Index

       9/98*                10000            10000
      10/98                 10350            10435
      11/98                 10792            10981
      12/98                 11001            11658
       1/99                 10918            11813
       2/99                 10190            10858
       3/99                  9889            11027
       4/99                 11060            12013

The Russell 2000 Index is an unmanaged capitalization-weighted measure of approximately 2000 small U.S. stocks. Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses.

   --------------------------------------------
   Returns and Per Share Information
   --------------------------------------------

   Period ended April 30

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE
ILLUSTRATING THE FUND TOTAL RETURN (%) AND
INDEX TOTAL RETURN (%)

CHART DATA:

                                                                        1999*
--------------------------------------------------------------------------------
Net Asset Value                                                        $ 13.22
--------------------------------------------------------------------------------
Income Dividends                                                       $   .05
--------------------------------------------------------------------------------
Capital Gains Distributions                                            $    --
--------------------------------------------------------------------------------
Fund Total Return (%)                                                    10.60
--------------------------------------------------------------------------------
Index Total Return (%)                                                   20.13
--------------------------------------------------------------------------------

Performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Total return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, the total return for the life of Fund period would have been lower.


                   4 - Scudder Tax Managed Small Company Fund

                     Portfolio Summary as of April 30, 1999

-------------------------
Asset Allocation
-------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

  Common Stock                 97%
  Cash Equivalent, net          3%
 ------------------------------------
                              100%
 ------------------------------------

Management pursues a fully invested approach to seeking long-term growth of capital from small-cap stocks on an after-tax basis.

 ------------------------------------
 Sectors
 (Excludes 3% Cash Equivalents)
 ------------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

      Manufacturing                  16%
      Consumer Discretionary         15%
      Financial                      12%
      Construction                   11%
      Service Industries              8%
      Durables                        7%
      Technology                      6%
      Energy                          6%
      Health                          5%
      Other                          14%
   --------------------------------------
                                    100%
   --------------------------------------

The Fund's sector allocations are the result of our individual stock selections, rather than bets on specific industry sectors.

  ------------------------------------
  Ten Largest Equity Holdings
  (11% of Portfolio)
  ------------------------------------
    1. Southwest Securities Group, Inc.
       Securities brokerage, investment
       banking and asset management
       services
    2. Optical Coating Laboratory, Inc.
       Manufacturer of thin film coated
       components
    3. CTS Corp.
       Manufacturer of electronic and
       electromechanical components
    4. Tuboscope Inc.
       Supplier of oilfield internal
       tubular coating and tubular
       inspection services
    5. Genesco Inc.
       Retailer and wholesaler of
       branded footwear
    6. International Aluminum Co.
       Manufacturer of aluminum and
       glass products
    7. Energen Corp.
       Natural gas distribution, oil and
       gas exploration and production
    8. TNP Enterprises, Inc.
       Electric utility in Texas and New
       Mexico
    9. Conestoga Enterprises, Inc.
       Independent local telephone
       utility
   10. Ames Department Stores, Inc.
       Operator of discount department
       stores

   The Fund's top holdings are the result of our proprietary, quantitative approach to identifying attractively valued small-cap stocks with above-average capital appreciation potential.

For more complete details about the Fund's investment portfolio, see page 9. A quarterly Fund Summary and Portfolio Holdings are available upon request

                   5 - Scudder Tax Managed Small Company Fund

                         Portfolio Management Discussion

In the following interview, Portfolio Managers James Eysenbach, Robert Tymoczko, and Calvin Young discuss the Fund's market environment and strategy for the six-month period ended April 30, 1999.

Q: How did Scudder Tax Managed Small Company Fund perform over the past six months?

A: The Fund posted a 6.86% total return over the semiannual period, as compared with the 15.16% return of the Russell 2000 Index of small stocks. Since inception (September 18, 1998), the Fund gained 10.6%.

Q:  How do you assess the Fund's performance?

A: Those are respectable absolute returns, but when you compare them to the various benchmarks, you can see there's been a significant shortfall. The shortfall was due to two factors: the narrow market in which a small number of stocks drove the indices higher and the significant spread between growth and value. Over the six-month period, the S&P 500 was up 22.32%, and small stocks as measured by the Russell 2000 were up 15.16%, a spread of about seven percentage points. But the spread over that same period within the small cap arena between value and growth stocks was roughly triple that with small value stocks up 4.4% and small growth stocks gaining 25.7%. That's one of the largest spreads over a six-month period since the inception of the Russell indices in 1979. Clearly, given that valuation is a significant component of our investment discipline, this spread in performance worked against us over the six-month period.

Q: Does the Fund's strong value orientation exclude most growth stocks?

A: No. We will include growth stocks as long as we think the stock's growth potential in comparison to its valuation makes sense -- in other words, we will buy growth stocks if we believe the valuations are not excessive. But our investment process does generally preclude us from investing in growth stocks that have no earnings currently or for the foreseeable future. That excludes many of the Internet stocks that drove performance over this period.

Q: Within the Fund's universe of approximately 2,000 small U.S. companies, how does the Fund assess each stock's potential return?

A: We rely on a proprietary, quantitative screening process to identify attractively valued stocks with above-average capital appreciation potential. We consider four primary factors: valuation, trends in sales and earnings, price momentum, and risk. Our valuation measures tell us how inexpensive the security is relative to the overall small-cap universe. Sales and earnings trends suggest whether the company's fundamentals are stable, improving, or deteriorating. Price momentum allows us to assess how the market is responding to these fundamentals. Risk measures help us understand the degree of financial uncertainty for a given company. Each company is then ranked based on its relative attractiveness.

Q: How are these rankings used to manage a tax-efficient portfolio?

A: First, we build a diversified portfolio of attractively rated companies. To limit individual security risk and provide trading flexibility, we typically

                   6 - Scudder Tax Managed Small Company Fund hold more than 150 securities. On an ongoing basis, we then use a tax-aware portfolio optimization process to determine which securities should be replaced due to diminishing return prospects, while creating the lowest tax impact for shareholders. The process allows us to keep the portfolio focused on attractively rated companies, while managing overall portfolio risk and the tax consequences of portfolio turnover.

Q: Do you make adjustments to the Fund's investment model?

A: There are several model approaches that are used in the industry to help select investments. Some funds try to dynamically adjust their model based on the latest market environment. This is another form of a market timing strategy, and not one that we follow. Our approach is to attempt to incrementally improve the models that we're using over time. Any changes to the model are infrequent and very gradual in nature. These might include seeking out an additional data source, or refining the way we calculate factors such as a company's cash flow or normalized earnings. They are fine-tuning adjustments that would be hard to detect looking at the Fund's portfolio characteristics but are meant to ensure that each factor included in the model is working as intended. If there are new factors that we've identified through our experience or research that are particularly effective, we will incorporate that into the process.

Q: What is your outlook for the Fund?

A: We've just come through a year that ended with one of the widest performance spreads between small- and large-cap stocks this century. That's created some very attractive valuations in the small-cap area. We feel strongly that small-cap stocks will provide attractive returns over the long term and that it makes sense for investors to have a portion of their portfolios allocated to these stocks. Because market leadership often changes abruptly, it is easy to miss a significant rally in a segment of the market if an investor has not made a commitment to that segment. April's small-cap stock rebound is a good example of this. After trailing large-cap stocks by 10 percentage points in the first quarter, small-cap stocks jumped 9% in April (versus less than 4% for the S&P
500) and continued to outperform in May.

                   7 - Scudder Tax Managed Small Company Fund

                          Glossary of Investment Terms

MARKET CAPITALIZATION        The value of a company's outstanding shares of common stock, determined by multiplying the number of shares outstanding by the share price (shares x price = market capitalization). The universe of publicly traded companies is frequently divided into large-, mid-, and small-capitalizations.


OVER/UNDER WEIGHTING         Refers to the allocation of assets -- usually by sector, industry, or country
                             -- within a portfolio relative to a benchmark index (e.g., the Russell 2000
                             Index), or an investment universe.


PRICE/EARNINGS RATIO (P/E)   A widely used gauge of a stock's valuation that indicates what investors are
(also "earnings multiple")   paying for a company's earnings on a per share basis. A higher "earnings multiple" indicates a higher expected growth rate and the potential for greater price fluctuations.


QUANTITATIVE MODEL           A systematic approach to evaluating a security based on its financial characteristics.


STANDARD DEVIATION           A statistical measure of the degree to which an investment's return tends to vary from the mean return. Frequently used in portfolio management to measure the variability of past returns and to gauge the likely range of possible future returns.


TAX BASIS                    The price paid by an investor for a stock or bond plus any out-of-pocket expenses such as brokerage commissions. A security's basis is used to determine capital gains or losses for tax purposes when the stock is sold.


VALUE STOCK                  A company whose stock price does not fully reflect its intrinsic value, as indicated by price/earnings ratio, price/book value ratio, dividend yield, or some other valuation measure, relative to its industry or the market overall.
                             Value stocks tend to display less price volatility and may carry higher dividend yields.

(Sources: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)


                   8 - Scudder Tax Managed Small Company Fund

              Investment Portfolio as of April 30, 1999 (Unaudited)

                                                                                Market
                                                         Shares                Value ($)
-----------------------------------------------------------------------------------------------------------

Common Stocks 100.0%
-----------------------------------------------------------------------------------------------------------
Consumer Discretionary 15.0%
Apparel & Shoes 2.8%
Garan, Inc. .....................................         700                    18,725
Genesco Inc.* ...................................       2,200                    23,925
Hartmarx Corp.* .................................       2,700                    12,825
Wolverine World Wide, Inc. ......................         500                     6,000
                                                                               --------
                                                                                 61,475
                                                                               --------

Department & Chain Stores 2.3%
Ames Department Stores, Inc.* ...................         600                    20,963
Dress Barn Inc.* ................................         600                     8,775
Fred's, Inc. "A" ................................         700                     8,181
Jo-Ann Stores, Inc."A"* .........................         800                    12,900
                                                                               --------
                                                                                 50,819
                                                                               --------

Home Furnishings 1.4%
Chromcraft Revington, Inc.* ......................      1,000                    15,313
Oneida Ltd. ......................................        700                    16,888
                                                                               --------
                                                                                 32,201
                                                                               --------

Recreational Products 2.5%
Arctic Cat Inc. ..................................      1,100                     9,488
Coachmen Industries, Inc. ........................        500                     9,438
Huffy Corp. ......................................        900                    11,981
National R.V. Holdings, Inc.* ....................        500                     7,875
The First Years Inc. .............................        200                     3,038
                                                                               --------
                                                                                 54,758
                                                                               --------

Restaurants 3.4%
Avado Brands, Inc. ...............................      1,200                     9,300
CEC Entertainment Inc.* ..........................        400                    15,000
Rainforest Cafe Inc.* ............................      2,100                    11,550
Ruby Tuesday, Inc. ...............................        400                     7,300
Ryan's Family Steak Houses, Inc.* ................      1,300                    16,088
VICORP Restaurants, Inc.* ........................      1,100                    16,775
                                                                               --------
                                                                                 76,013
                                                                               --------

    The accompanying notes are an integral part of the financial statements.

                   9 - Scudder Tax Managed Small Company Fund


                                                                                Market
                                                         Shares                Value ($)
----------------------------------------------------------------------------------------------------------------------

Specialty Retail 2.6%
DM Management Co.* ...............................        500                    11,875
Discount Auto Parts Inc.* ........................        600                    13,688
Tractor Supply Co.* ..............................        600                    16,500
Wet Seal, Inc. "A"* ..............................        400                    16,300
                                                                               --------
                                                                                 58,363
                                                                               --------

Consumer Staples 4.4%
Consumer Specialties 1.6%
Jan Bell Marketing, Inc.* ........................      2,000                     6,125
Russ Berrie & Co., Inc. ..........................        600                    16,313
Sola International, Inc.* ........................        900                    13,388
                                                                               --------
                                                                                 35,826
                                                                               --------

Food & Beverage 2.2%
Imperial Sugar Co. ...............................      1,500                    10,688
M&F Worldwide Corp.* .............................      1,800                    14,625
National Beverage Corp.* .........................      1,400                    12,513
Ralcorp Holdings, Inc.* ..........................        600                    11,025
                                                                               --------
                                                                                 48,851
                                                                               --------

Package Goods/Cosmetics 0.6%
Chattem, Inc.* ...................................        350                     13,672
                                                                               ---------
Health 4.5%
Biotechnology 0.8%
Bio-Rad Laboratories, Inc. "A"* ..................        600                    16,800
Health Industry Services 1.9%                                                  --------
Hanger Orthopedic Group, Inc.* ...................        800                    11,700
NCS HealthCare, Inc. "A"* ........................        700                     9,100
Prime Medical Services, Inc.* ....................      1,300                     9,344
Syncor International Corp.* ......................        450                    12,825
                                                                               --------
                                                                                 42,969
                                                                               --------

Medical Supply & Specialty 0.9%
NBTY Inc.* ......................................       1,400                     7,088
Vital Signs Inc. ................................         600                    12,600
                                                                               --------
                                                                                 19,688
                                                                               --------

    The accompanying notes are an integral part of the financial statements.

                  10 - Scudder Tax Managed Small Company Fund

                                                                                Market
                                                         Shares                Value ($)
----------------------------------------------------------------------------------------
Pharmaceuticals 0.9%
K-V Pharmaceutical Co.* ..........................        600                     9,300
Medco Research Inc.* .............................        500                    11,063
                                                                              ---------
                                                                                 20,363
                                                                              ---------

Communications 0.9%
Telephone/Communications
Conestoga Enterprises, Inc. ......................        700                    21,000
                                                                              ---------

Financial 11.9%
Banks 7.1%
BSB Bancorp, Inc. ................................        700                    17,981
Columbia Banking System, Inc.* ...................        400                     6,800
D & N Financial Corp. ............................        500                    11,500
First Federal Financial Corp.* ...................        900                    15,581
First Republic Bank* .............................        600                    15,450
JSB Financial, Inc. ..............................        400                    19,725
Medford Bancorp Inc. .............................      1,000                    16,750
PFF Bancorp, Inc.* ...............................        900                    16,847
Parkvale Financial Corp. .........................        775                    16,275
The Trust Company of N.J .........................        900                    20,588
                                                                              ---------
                                                                                157,497
                                                                              ---------

Insurance 3.4%
Baldwin & Lyons, Inc. "B" ........................        800                    18,800
Chartwell Re Corp. ...............................        650                    12,025
Guarantee Life Companies, Inc. ...................        700                    14,000
MMI Companies, Inc. ..............................        500                     7,750
National Western Life Insurance Co.* .............        100                     9,925
RLI Corp. ........................................        400                    12,725
                                                                              ---------
                                                                                 75,225
                                                                              ---------

Other Financial Companies 0.5%
ITLA Capital Corp.* ..............................        700                   11,025
                                                                              ---------
Real Estate 0.4%
Grubb & Ellis Co.* ...............................      1,500                    9,094
                                                                             ---------
Miscellaneous 0.5%
Resource Bancshares Mortgage Group, Inc. 900......                              11,025
                                                                             ---------

    The accompanying notes are an integral part of the financial statements.

                  11 - Scudder Tax Managed Small Company Fund

                                                             Market
                                             Shares         Value ($)
---------------------------------------------------------------------
Service Industries 7.9%
EDP Services 0.7%
Cotelligent, Inc.* ......................      600            7,013
Pomeroy Computer Resources, Inc.* .......      600            8,475
                                                           --------
                                                             15,488
                                                           --------

Environmental Services 0.6%
URS Corp.* .............................       600           13,838
                                                           --------

Investment 2.3%
Advest Group, Inc. .....................       700           14,175
Southwest Securities Group, Inc. .......       700           37,032
                                                           --------
                                                             51,207
                                                           --------

Miscellaneous Commercial Services 3.2%
CORT Business Services Corp.* .........        700           16,144
Data Processing Resources Corp.* ......        700            8,838
Morrison Knudsen Corp.* ...............        700            7,613
Personnel Group of America, Inc.* .....      1,800           16,425
RCM Technologies, Inc.* ...............        600            7,800
SOS Staffing Services, Inc.* ..........        600            4,200
Volt Information Sciences, Inc.* ......        500            8,750
                                                           --------
                                                             69,770
                                                           --------

Miscellaneous Consumer Services 0.6%
Miller Industries, Inc.* .............       1,500            7,594
Westaff Inc.* ........................         800            5,900
                                                           --------
                                                             13,494
                                                           --------

Printing/Publishing 0.5%
Merrill Corp. ........................         800           11,900
                                                           --------
Durables 7.4%
Aerospace 2.3%
Aviall, Inc.* ........................       1,200           19,125
Ducommun, Inc.* ......................       1,300           14,788
Kaman Corp. "A" ......................       1,300           17,063
                                                           --------
                                                             50,976
                                                           --------

Automobiles 2.8%
Borg-Warner Automotive Inc. .........          256           14,528
Dura Automotive Systems, Inc.*.......          400           11,450

    The accompanying notes are an integral part of the financial statements.

                  12 - Scudder Tax Managed Small Company Fund


                                                                    Market
                                                        Shares     Value ($)
-----------------------------------------------------------------------------
Monaco Coach Corp.* ..................................    650       18,038
Oshkosk Truck Corp. "B" ..............................    500       18,500
                                                                  --------
                                                                    62,516
                                                                  --------

Construction/Agricultural Equipment 0.7%
Cascade Corp. ........................................  1,100       14,713
                                                                  --------
Leasing Companies 1.6%
AMERCO* ..............................................    500       11,250
Electro Rent Corp.* ..................................    900       10,238
Leasing Solutions, Inc.* .............................    500          750
Rent-Way, Inc. .......................................    500       13,625
                                                                  --------
                                                                    35,863
                                                                  --------

Manufacturing 16.0%
Apparel & Shoes 0.5%
Guess ?, Inc.* .......................................  1,400       10,675
                                                                  --------
Chemicals 1.0%
Chemfab Corp.* .......................................    800       13,800
Quaker Chemical Corp. ................................    500        7,906
                                                                  --------
                                                                    21,706
                                                                  --------

Containers & Paper 0.6%
Alltrista Corp.* .....................................    600       12,750
                                                                  --------
Diversified Manufacturing 2.2%
Justin Industries ....................................  1,400       18,900
Myers Industries, Inc. ...............................    700       15,838
Park-Ohio Holdings Corp.* ............................    900       13,613
                                                                  --------
                                                                    48,351
                                                                  --------

Electrical Products 1.6%
AFC Cable Systems, Inc.* .............................    300        9,900
C&D Technologies, Inc. ...............................    100        2,581
Katy Industries, Inc. ................................    800       13,400
SLI, Inc.* ...........................................    400       10,975
                                                                  --------
                                                                    36,856
                                                                  --------

Industrial Specialty 5.2%
Chart Industries, Inc. ...............................  1,800       17,888
Gardner Denver Inc.* .................................  1,000       17,813
Optical Coating Laboratory, Inc. .....................    500       30,813
RTI International Metals, Inc.* ......................  1,000       13,313

    The accompanying notes are an integral part of the financial statements.

                  13 - Scudder Tax Managed Small Company Fund

                                                                   Market
                                                       Shares     Value ($)
---------------------------------------------------------------------------
Regal-Beloit Corp. .................................    500        10,813
TransTechnology Corp. ..............................    700        13,431
Vallen Corp.* ......................................    800        12,700
                                                                 --------
                                                                  116,771
                                                                 --------

Machinery/Components/Controls 3.5%
Amcast Industrial Corp. ............................    700        11,725
Columbus McKinnon Corp. ............................    700        14,700
Fairchild Corp. "A"* ...............................    788        10,589
Intermet Corp. .....................................  1,000        14,750
Varlen Corp. .......................................    475        13,300
Woodward Governor Co. ..............................    500        12,375
                                                                 --------
                                                                   77,439
                                                                 --------

Office Equipment/Supplies 0.4%
Interface, Inc. ....................................  1,200         8,475
                                                                 --------
Wholesale Distributors 1.0%
Barnett, Inc.* .....................................    800         7,700
Watsco, Inc. .......................................    800        15,700
                                                                 --------
                                                                   23,400
                                                                 --------

Technology 6.4%
Computer Software 0.9%
Activision, Inc.* ..................................    600         6,263
Caere Corp.* .......................................    600         6,150
MAPICS, Inc.* ......................................  1,200         6,713
                                                                 --------
                                                                   19,126
                                                                 --------

Diverse Electronic Products 0.7%
Cable Design Technologies Corp.* ...................    600         8,925
SBS Technologies, Inc.* ............................    400         7,250
                                                                 --------
                                                                   16,175
                                                                 --------

Electronic Components/Distributors 2.9%
Brightpoint, Inc.* .................................  1,200         7,388
CTS Corp. ..........................................    500        26,688
Harmon Industries, Inc. ............................    600        13,200
InaCom Corp.* ......................................    400         3,875
Technitrol, Inc. ...................................    500        14,625
                                                                 --------
                                                                   65,776
                                                                 --------

    The accompanying notes are an integral part of the financial statements.

                  14 - Scudder Tax Managed Small Company Fund

                                                                     Market
                                                     Shares         Value ($)
-----------------------------------------------------------------------------
Military Electronics 1.2%
ESCO Electronics Corp.* .....................         1,000           9,688
Primex Technologies, Inc. ...................           800          16,700
                                                                   --------
                                                                     26,388
                                                                   --------

Office/Plant Automation 0.7%
Kronos, Inc.* ...............................           450          15,300
                                                                   --------

Energy 6.3%
Oil & Gas Production 0.7%
UTI Energy Corp.* ...........................         1,100          14,713
                                                                   --------

Oil/Gas Transmission 1.0%
Kaneb Services, Inc.* .......................         2,500          11,563
World Fuel Services Corp. ...................           800          10,050
                                                                   --------
                                                                     21,613
                                                                   --------

Oilfield Services/Equipment 4.6%
Daniel Industries ...........................         1,100          18,081
Pool Energy Services Co.* ...................         1,000          17,938
Seacor Smit Inc.* ...........................           200          10,588
Tuboscope Inc.* .............................         1,900          25,888
Varco International, Inc.* ..................         1,400          15,838
Veritas DGC Inc.* ...........................           750          15,188
                                                                   --------
                                                                    103,521
                                                                   --------

Metals & Minerals 2.1%
Steel & Metals
Armco, Inc.* ................................         3,000          15,375
Commercial Metals Co. .......................           700          16,494
Gibraltar Steel Corp. .......................           600          14,063
                                                                   --------
                                                                     45,932
                                                                   --------

Construction 11.0%
Building Materials 2.6%
Ameron International Corp. ..................           400          16,125
Building Materials Holding Corp. ............         1,100          14,025
Elcor Corp. .................................           300          11,588
Florida Rock Industries, Inc. ...............           500          17,188
                                                                   --------
                                                                     58,926
                                                                   --------

    The accompanying notes are an integral part of the financial statements.

                  15 - Scudder Tax Managed Small Company Fund

                                                                      Market
                                                     Shares          Value ($)
------------------------------------------------------------------------------
Building Products 4.5%
Genlyte Group, Inc.* .......................          700             13,300
Holophane Corp.* ...........................          500             12,906
International Aluminum Co. .................          800             23,050
Mestek, Inc.* ..............................          900             17,606
Modtech Holdings, Inc.* ....................          510              4,526
NCI Building Systems, Inc.* ................          600             14,438
Robertson-Ceco Corp.* ......................        1,500             13,406
                                                                    --------
                                                                      99,232
                                                                    --------

Homebuilding 3.1%
American Homestar Corp.* ...................          700              4,900
Cavalier Homes, Inc. .......................        1,100             10,381
Engle Homes, Inc. ..........................        1,100             12,788
MDC Holdings, Inc. .........................          700             13,738
Schuler Homes, Inc.* .......................        2,100             14,700
Standard Pacific Corp. .....................          900             12,431
                                                                    --------
                                                                      68,938
                                                                    --------

Miscellaneous 0.8%
American Buildings Co.* ....................          500             18,000
                                                                    --------
Transportation 3.1%
Air Freight 0.5%
Kitty Hawk, Inc.* ..........................        1,300             10,725
                                                                    --------

Airlines 1.1%
Atlantic Coast Airlines Holdings*                     400             12,350
Mesaba Holdings, Inc.* .....................          900             13,106
                                                                    --------
                                                                      25,456
                                                                    --------

Trucking 1.5%
Covenant Transport, Inc. "A"* ..............          650              8,938
M.S. Carriers Inc.* ........................          500             15,938
U.S. Xpress Enterprises, Inc. "A"*..........          800              9,100
                                                                    --------
                                                                      33,976
                                                                    --------

Utilities 3.1%
Electric Utilities 1.4%
TNP Enterprises, Inc. ......................          700             21,875
UniSource Energy Corp.* ....................          800              8,650
                                                                    --------
                                                                      30,525
                                                                    --------

    The accompanying notes are an integral part of the financial statements.

                  16 - Scudder Tax Managed Small Company Fund


                                                                      Market
                                           Shares                     Value ($)
-------------------------------------------------------------------------------
Natural Gas Distribution 1.7%
CTG Resources Inc.......................     700                      16,844
Energen Corp............................   1,300                      22,425
                                                                    --------
                                                                      39,269
-------------------------------------------------------------------------------
Total Common Stocks (Cost $2,000,837)                              2,226,443
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $2,000,837) (a)          2,226,443
-------------------------------------------------------------------------------

   (a) The cost for federal income tax purposes was $2,000,837. At April 30, 1999, net unrealized appreciation for all securities based on tax cost was $225,606. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $354,850 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $129,244.

     * Non-income producing security.

    The accompanying notes are an integral part of the financial statements.

                  17 - Scudder Tax Managed Small Company Fund

                              Financial Statements

                       Statement of Assets and Liabilities

                        as of April 30, 1999 (Unaudited)

Assets
-----------------------------------------------------------------------------------------------------------------------------
                  Investments, at market (identified cost $2,000,837) ..................   $ 2,226,443
                  Cash .................................................................        62,651
                  Dividends receivable .................................................           381
                  Reimbursement from Adviser ...........................................        50,223
                  Other assets .........................................................           165
                                                                                           -----------
                  Total assets .........................................................     2,339,863

Liabilities
-----------------------------------------------------------------------------------------------------------------------------
                  Payable for investments purchased ....................................        16,478
                  Payable for Fund shares redeemed .....................................         3,039
                  Other accrued expenses ...............................................        92,439
                                                                                           -----------
                  Total liabilities ....................................................       111,956
                 -------------------------------------------------------------------------------------
                  Net assets, at market value                                              $ 2,227,907
                 -------------------------------------------------------------------------------------

Net Assets
-----------------------------------------------------------------------------------------------------------------------------
                  Net assets consist of:
                  Accumulated distributions in excess of net investment income .........        (7,822)
                  Unrealized appreciation (depreciation) on investment securities ......       225,606
                  Accumulated net realized gain (loss) .................................        (5,185)
                  Paid-in capital ......................................................     2,015,308
                 -------------------------------------------------------------------------------------
                  Net assets, at market value                                              $ 2,227,907
                 -------------------------------------------------------------------------------------

Net Asset Value
-----------------------------------------------------------------------------------------------------------------------------
                  Net Asset Value, offering and redemption price per share ($2,227,907 /
                     168,527 outstanding shares of beneficial interest, $.01 par value,    -----------
                     unlimited number of shares authorized) ............................   $     13.22
                                                                                           -----------

    The accompanying notes are an integral part of the financial statements.

                  18 - Scudder Tax Managed Small Company Fund

                             Statement of Operations

                   six months ended April 30, 1999 (Unaudited)

Investment Income
-----------------------------------------------------------------------------------------------------------------------------
                  Income:
                  Dividends ............................................................   $    10,854
                  Interest .............................................................           385
                                                                                             ---------
                                                                                                11,239

                  Expenses:
                  Management fee .......................................................         8,809
                  Services to shareholders .............................................         3,651
                  Custodian and accounting fees ........................................        23,037
                  Trustees' fees and expenses ..........................................        18,993
                  Auditing .............................................................         5,509
                  Registration fees ....................................................        15,183
                  Reports to shareholders ..............................................         6,913
                  Legal ................................................................         8,430
                  Other ................................................................         3,983
                                                                                             ---------
                  Total expenses before reductions .....................................        94,508
                  Expense reductions ...................................................       (79,828)
                                                                                             ---------
                  Expenses, net ........................................................        14,680
                  ------------------------------------------------------------------------------------
                  Net investment income (loss)                                                  (3,441)
                  ------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
-----------------------------------------------------------------------------------------------------------------------------
                  Net realized gain (loss) on investments .............................        (5,185)
                  Net unrealized appreciation (depreciation) during the period on
                  investments..........................................................       128,241
                  ------------------------------------------------------------------------------------
                  Net gain (loss) on investment transactions                                  123,056
                  ------------------------------------------------------------------------------------

                  ------------------------------------------------------------------------------------
                  Net increase (decrease) in net assets resulting from operations           $ 119,615
                  ------------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

                  19 - Scudder Tax Managed Small Company Fund

                                             Statements of Changes in Net Assets

                                                                                             For the Period
                                                                                              September 18,
                                                                                                  1998
                                                                             Six Months      (commencement
                                                                                Ended         of operations)
                                                                           April 30, 1999     to October 31,
Increase (Decrease) in Net Assets                                           (Unaudited)           1998
------------------------------------------------------------------------------------------------------------------------------------
                  Operations:
                  Net investment income (loss) ........................   $     (3,441)         $     (177)
                  Net realized gain (loss) ............................         (5,185)                 --
                  Net unrealized appreciation (depreciation) on
                    investment transactions during the period1...........       28,241              97,365
                                                                           -----------         -----------
                  Net increase (decrease) in net assets resulting from
                    operations...........................................      119,615              97,188
                                                                          -----------          -----------
                  Distributions to shareholders from:
                  Net investment income ...............................        (7,682)                  --
                                                                          -----------          -----------
                  Fund share transactions:
                  Proceeds from shares sold ...........................       820,893            1,477,911
                  Net asset value of shares issued to shareholders in
                    reinvestment of distributions........................       6,923                   --
                  Cost of shares redeemed .............................      (292,969)                 (82)
                  Redemption fee ......................................         4,910                   --
                                                                          -----------          -----------
                  Net increase (decrease) in net assets from Fund share
                    transactions.........................................     539,757            1,477,829
                                                                          -----------          -----------
                  Increase (decrease) in net assets ...................       651,690            1,575,017
                  Net assets at beginning of period ...................     1,576,217                1,200
                  Net assets at end of period (including accumulated
                    distributions in excess of net investment income of
                    $7,822 and undistributed net investment income of       ----------          ----------
                    $3,301, respectively ...............................  $  2,227,907        $  1,576,217
                                                                            ----------          ----------
Other Information
------------------------------------------------------------------------------------------------------------------------------------
                  Increase (decrease) in Fund shares
                  Shares outstanding at beginning of period ...........       126,926                  100
                                                                          -----------          -----------
                  Shares sold .........................................        64,694              126,833
                  Shares issued to shareholders in reinvestment of
                    distributions......................................           543                   --
                  Shares redeemed .....................................       (23,636)                  (7)
                                                                          -----------          -----------
                  Net increase (decrease) in Fund shares ..............        41,601              126,826
                                                                            ----------          ----------
                  Shares outstanding at end of period .................       168,527              126,926
                                                                            ----------          ----------

   The accompanying notes are an integral part of the financial statements.

                  20 - Scudder Tax Managed Small Company Fund

                              Financial Highlights

The following table includes selected data for a share outstanding throughout the period (a) and other performance information derived from the financial statements.

                                                                                                         For the Period
                                                                                                          September 18,
                                                                                           Six Months        1998
                                                                                              Ended      (commencement of
                                                                                         April 30, 1999   operations) to
                                                                                           (Unaudited)   October 31, 1998
------------------------------------------------------------------------------------------------------------------------------
                                                                                            ---------------------------
Net asset value, beginning of period ..................................................   $   12.42      $   12.00
                                                                                            ---------------------------
Income from investment operations:
Net investment income .................................................................        (.02)            --
Net realized and unrealized gain on investments .......................................         .84            .42
                                                                                            ---------------------------
Total from investment operations ......................................................         .82            .42
                                                                                            ---------------------------
Less distributions from net investment income .........................................        (.05)            --
Redemption fees .......................................................................         .03             --
                                                                                            ---------------------------
Net asset value, end of period ........................................................   $   13.22      $   12.42
------------------------------------------------------------------------------------------------------------------------------
Total Return (%) (b) ..................................................................        6.86(c)**      3.50(c)**
Ratios and Supplemental Data
Net assets, end of period ($ millions) ................................................        2.23           1.58
Ratio of operating expenses, net to average daily net assets (%) ......................        1.50*          1.50*
Ratio of operating expenses, before expense reductions,
  to average daily net assets (%)......................................................        9.66*         38.75*
Ratio of net investment income (loss) to average daily net
 assets (%) ...........................................................................        (.35)*        (0.13)*
Portfolio turnover rate (%) ...........................................................       22.95*           --

(a)      Based on monthly average shares outstanding during the period.
(b) Total return would have been lower had certain expenses not been reduced.
(c) Total return does not reflect the effect to the shareholder of the 2% redemption fee on shares held less than one year.
*  Annualized
** Not annualized



                  21 - Scudder Tax Managed Small Company Fund

                    Notes to Financial Statements (Unaudited)

                       A. Significant Accounting Policies

Scudder Tax Managed Small Company Fund (the "Fund") is a diversified series of Investment Trust (the "Trust"). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market, Inc. ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities other than money market securities with an original maturity of over sixty days are valued by pricing agents approved by the officers of the Fund, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the repurchase price.


Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. The Fund accordingly paid no federal income taxes and no provision for federal income taxes was required.

Redemption Fees. In general, shares of the Fund may be redeemed at net asset value. However, upon the redemption or exchange of shares held by shareholders for less than one year, a fee of 2% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Distribution of Income and Gains. Distributions of net investment income are made annually. During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders annually. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

                  22 - Scudder Tax Managed Small Company Fund

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the specific identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Other. Investment security transactions are accounted for on a trade date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

                      B. Purchases and Sales of Securities

During the six months ended April 30, 1999, purchases and sales of investment securities (excluding short-term investments) aggregated $778,097 and $221,837, respectively.

                               C. Related Parties

Under the Fund's Investment Management Agreement (the "Management Agreement") with Scudder Kemper Investments, Inc. (the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Adviser determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.90% of the Fund's average daily net assets, computed and accrued daily and payable monthly. In addition, the Adviser has agreed not to impose all or a portion of its management fee until February 28, 2000 in order to maintain the annualized expenses of the Fund at not more than 1.50% of average daily net assets. Accordingly, for the six months ended April 30, 1999, the Adviser did not impose any of its fee amounting to $8,809. Further, due to the limitations of such Agreement, the Adviser's reimbursement payable to the Fund for the six months ended April 30, 1999 amounted to $50,223.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the six months ended April 30, 1999, SSC did not impose any of its fee, which amounted to $2,046.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the six months ended April 30, 1999, the Fund did not incur any such fees.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended April 30, 1999, SFAC did not impose any of its fee, which amounted to $18,750.

The Trust pays each Trustee not affiliated with the Adviser an annual retainer, plus specified amounts for attended board and committee meetings. For the six months ended April 30, 1999, Trustees' fees and expenses aggregated $18,993.

                  23 - Scudder Tax Managed Small Company Fund

                                D. Line of Credit

The Fund and several Scudder Funds (the "Participants") share in a $850 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

                  24 - Scudder Tax Managed Small Company Fund

                           Shareholder Meeting Results

A Special Meeting of Shareholders (the "Meeting") of Scudder Tax Managed Small Company Fund (the "Fund") was held on December 15, 1998, at the office of Scudder Kemper Investments, Inc., Two International Place, Boston, Massachusetts 02110. At the Meeting the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below).

1. To approve a new Investment Management Agreement for the Fund with Scudder Kemper Investments, Inc.

                          Number of Votes:
                          ----------------

       For       Against      Abstain         Broker Non-Votes*
       ---       -------      -------         -----------------
     96,220       1,015         833                   0


2. To approve the revision of the Fund's fundamental lending policy.

                          Number of Votes:
                          ----------------

       For       Against       Abstain        Broker Non-Votes*
       ---       -------       -------        -----------------
     92,053       5,182          833                  0

-------------------------------------------------------------------------------
* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

                  25 - Scudder Tax Managed Small Company Fund

                                    This Page
                                  intentionally
                                   left blank.







                  26 - Scudder Tax Managed Small Company Fund

                                    This Page
                                  intentionally
                                   left blank.







                  27 - Scudder Tax Managed Small Company Fund

                              Trustees and Officers

Daniel Pierce*
President and Trustee

Henry P. Becton, Jr.
Trustee; President and General
Manager, WGBH Educational
Foundation

Dawn-Marie Driscoll
Trustee; Executive Fellow, Center
for Business Ethics, Bentley
College; President, Driscoll
Associates

Peter B. Freeman
Trustee; Corporate Director and
Trustee

George M. Lovejoy, Jr.
Trustee; President and Director,
Fifty Associates

Wesley W. Marple, Jr.
Trustee; Professor of Business
Administration, Northeastern
University

Kathryn L. Quirk*
Trustee, Vice President and
Assistant Secretary

Jean C. Tempel
Trustee; Venture Partner,
Venture Capital Group

Bruce F. Beaty*
Vice President

Jennifer P. Carter*
Vice President

Philip S. Fortuna*
Vice President

William F. Gadsden*
Vice President

Robert T. Hoffman*
Vice President

Thomas W. Joseph*
Vice President

Valerie F. Malter*
Vice President

Ann M. McCreary*
Vice President

John Millette*
Vice President and Secretary

John R. Hebble*
Treasurer

Caroline Pearson*
Assistant Secretary


                        *Scudder Kemper Investments, Inc.

                  28 - Scudder Tax Managed Small Company Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
     Prime Reserve Shares*
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series --
     Managed Shares*

Tax Free Money Market^+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series --
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free^+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder Corporate Bond Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder Select 500 Fund
  Scudder S&P 500 Index Fund
  Scudder Real Estate Investment Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund***
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund***
    Scudder Large Company Growth Fund
    Scudder Select 1000 Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Equity
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Value Fund
    Scudder International Growth and Income Fund
    Scudder International Fund++
    Scudder International Growth Fund
    Scudder Global Discovery Fund***
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Industry Sector Funds
---------------------
  Choice Series
    Scudder Financial Services Fund
    Scudder Health Care Fund
    Scudder Technology Fund

Preferred Series
----------------
  Scudder Tax Managed Growth Fund
  Scudder Tax Managed Small
    Company Fund


Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

Retirement Programs
-------------------
  Traditional IRA
  Roth IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans

Variable Annuities
  Scudder Horizon Plan**+++ +++
  Scudder Horizon Advantage**+++ +++ +++

Education Accounts
------------------
  Education IRA
  UGMA/UTMA

Closed-End Funds^#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder Global High Income Fund, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds or classes thereof may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. ***Only the Scudder Shares of the Fund are part of the Scudder Family of Funds. ++Only the International Shares of the Fund are part of the Scudder Family of Funds. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. +++ +++ +++A no-load variable annuity contract issued by Glenbrook Life and Annuity Company and underwritten by Allstate Financial Services, Inc., sold by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.



                  29 - Scudder Tax Managed Small Company Fund

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which money is            Lets you purchase Scudder fund shares
          electronically debited from your bank account monthly to     electronically, avoiding potential mailing delays;
          regularly purchase fund shares and "dollar cost average"     money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from a previously designated bank
          fewer when it's higher, which can reduce your average        account.
          purchase price over time.*

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
            Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------

          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- www.scudder.com
          1-800-343-2890
                                                                       Personal Investment Organizer: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------

          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you previously designated.

          Distributions Direct

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
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                  30 - Scudder Tax Managed Small Company Fund

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Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 8,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          800 no-load funds from well-known companies--with no
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder
          Brokerage account already reserved for them, with
          no minimum investment. For information about
          Scudder Brokerage Services, call 1-800-700-0820.



          Fund Folio funds held less than six months will be charged a transaction fee. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------

          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:
          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago             San Francisco
                   Investor.Relations@scudder.com                Boston                New York

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                  31 - Scudder Tax Managed Small Company Fund


About the Fund's Adviser

Scudder Kemper Investments, Inc., is one of the largest and most experienced investment management oganizations worldwide, managing more than $280 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 80 years ago as one of the nation's first investment counsel organizations, joined the Zurich Financial Services Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Financial Services Group. The Zurich Financial Services Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.


This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.


SCUDDER